UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Columbia Funds Series Trust II

(Name of Registrant as Specified in its Charter)

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Columbia Funds Series Trust II

225 Franklin Street, Boston, Massachusetts 02110

JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on April 15, 2016

Columbia AMT-Free Tax-Exempt Bond Fund (the “Fund”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

The following Questions and Answers provide a brief overview of the matters on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposals which apply to the Fund (the “Proposals”), and we encourage you to read it in its entirety before voting.

YOUR VOTE IS IMPORTANT

Q.	Why are you sending me this information?

A.

On April 15, 2016, a Joint Special Meeting of Shareholders of the Fund (the “Meeting”), a series of Columbia Funds Series Trust II (the “Trust”), as well as certain other Columbia Funds soliciting proxies for other matters, will be held at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, MA 02110, at 10:00 a.m. (Eastern). You are receiving the Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of the Fund and have the right to vote on these important Proposals concerning your investment.

Q.	What are the Proposals?

A.	Shareholders of the Fund are being asked to vote on the following Proposals:

•	Approval to change the Fund’s investment objective (Proposal 1);

•	Approval to convert the Fund’s investment objective from “fundamental” to “non-fundamental” (Proposal 2); and

•	Approval to change the Fund’s fundamental 80% policy (Proposal 3).

Q.	Why are these changes being proposed?

A.	The Proposals are part of a larger set of changes, including a change in the Fund’s name to “Columbia Strategic Municipal Income Fund”, that will allow the Fund to invest in tax-exempt and taxable municipal bonds across varying maturity ranges and credit ratings. (Sometimes such municipal bond funds are referred to as “unconstrained municipal bond funds”). These changes will provide the Fund with greater flexibility to invest in a broader universe of fixed income securities and adjust to changing economic environments in an effort to more effectively manage risk and enhance performance.

Q.	Why am I being asked to approve a change to my Fund’s investment objective?

A.	Proposal 1 asks the shareholders of the Fund to change the existing investment objective, which is to seek “to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder’s investments.” The Board of Trustees (the “Board”) of the Columbia Funds Series Trust II (the “Trust”) proposes that shareholders replace the current investment objective with an investment objective to seek “total return, with a focus on income exempt from federal income tax and capital appreciation.” The proposed investment objective is consistent with the Board-approved changes to the Fund’s principal investment strategies, which are discussed below and in the enclosed Proxy Statement.

If the proposed investment objective and proposed change to the Fund’s fundamental 80% policy (as discussed below) are approved by shareholders, the Fund will focus on total return, which includes both income and capital appreciation, and the Fund will be able to invest more assets in securities that may pose more than a modest risk to investments.

Q.	Why am I being asked to approve converting the Fund’s investment objective from fundamental to non-fundamental?

A.	The Fund’s current investment objective is “fundamental,” which means it cannot be changed without shareholder approval. Proposal 2 asks shareholders of the Fund to change the investment objective to “non-fundamental.” Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to potentially make changes to the Fund’s investment objective that the Board deems appropriate in the future to address changing market conditions, or other developments, while saving the Fund’s shareholders the cost and delay of a proxy solicitation. As discussed below, the Fund’s fundamental 80% policy regarding investments in securities whose interest is exempt from federal income tax would remain fundamental, and therefore any proposed change to the Fund’s fundamental 80% policy would continue to require shareholder approval.

Q.	Why am I being asked to approve a change to my Fund’s fundamental 80% policy?

A.

Proposal 3 asks the shareholders of the Fund to approve a change to the Fund’s fundamental 80% investment policy, which is part of the Fund’s principal investment strategies. Currently, the Fund under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest, is exempt from federal income tax. As a result of this 80% policy and the use of the Fund’s current name (as further described in the enclosed Proxy Statement), bonds or other debt securities, the interest from which is subject to the federal alternative minimum tax (“AMT”), are not counted towards the 80% policy. Therefore, at least 80% of the Fund’s net assets must be invested in securities that do not generate interest subject the AMT. The Fund’s prospectus and statement additional information also express an intention not to purchase any securities generating interest subject to AMT.

To provide greater investment flexibility (as further described in the enclosed Proxy Statement), the Board has approved changing the Fund’s name to “Columbia Strategic Municipal Income Fund” and the Fund’s principal investment strategies so that the Fund has the flexibility to invest in securities generating interest subject to the federal AMT without limitation. The change to the Fund’s principal investment strategies requires changing the Fund’s fundamental 80% policy to permit the Fund to count securities generating interest subject to AMT towards the 80% requirement. Because the Fund’s 80% policy is fundamental, the Board is asking shareholders to approve changing the Fund’s 80% policy to allow the Fund to include securities generating interest subject to AMT. The fundamental 80% policy would remain unchanged in all other respects and would remain fundamental so any future change would require shareholder approval.

Q.	What are the tax consequences of the proposed changes?

A.	If the Proposals 1 and 3 are approved by shareholders, the Fund would be able to invest in securities generating interest subject to AMT (such as “private activity bonds”) without limitation. AMT is a federal tax applicable to taxpayers whose regular income tax is significantly lowered by tax-advantaged income and/or deductions. Interest income from private activity bonds is exempt from the regular federal income tax, but may be subject to the federal AMT. Exempt-interest dividends paid by mutual funds may include both income exempt from the AMT and income potentially subject to the AMT, and consequently, these changes may make a portion of the Fund’s exempt-interest dividends taxable to those shareholders subject to the federal AMT. In addition, the Fund will have the ability to invest up to 20% of its net assets in taxable securities (generating interest that is subject to the regular income tax). Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), the Fund’s investment manager, believes that the investment flexibility provided by these changes outweighs the associated potential tax consequences. However, each shareholder’s tax situation is different. You should consult with your own tax advisor about potential tax consequences to you of these changes.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR each Proposal.

Q.	Will the Fund pay for this proxy solicitation?

A.	No. Columbia Threadneedle or an affiliated company will bear all of the costs of the proxy solicitation.

Q.	How can I vote?

A.	You can vote or provide voting instructions in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card and follow the directions.

•	By Internet: Access the website address printed on the enclosed Proxy Card and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200) on April 15, 2016 at 10:00 a.m. (Eastern). If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund. See the enclosed Proxy Statement for more information.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of the Fund in more than one account, you may receive a separate Proxy Card for each such account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	The final voting results will be included in the Fund’s next report to shareholders following the Meeting.

Q.	If approved, when would the changes take effect?

A.	It is expected that the changes would be implemented as soon as practicable after the Meeting.

Q.	Who can help if I have questions?

A.	If you have questions about the Proposals described in the Proxy Statement or about voting procedures, please call the Fund’s proxy solicitor, Computershare Fund Services, toll-free at 800-708-7953.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia AMT-Free Tax-Exempt Bond Fund (the “Fund”)

JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on April 15, 2016

A Joint Special Meeting of Shareholders (the “Meeting”) of the Fund, as well as certain other Columbia Funds soliciting proxies for other matters, will be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on April 15, 2016. At the Meeting, shareholders of the Fund will be asked to:

Proposal 1	Approve a change to the Fund’s investment objective.
Proposal 2	Approve the conversion of the Fund’s investment objective from fundamental to non-fundamental.
Proposal 3	Approve a change to the Fund’s fundamental 80% policy.

Please take the time to read the enclosed Proxy Statement. It discusses the Proposals in more detail. If you were a shareholder of the Fund as of the close of business on January 22, 2016, you may vote at the Meeting or at any adjournment of the Meeting on the Proposals. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or Internet. Just follow the instructions on the enclosed Proxy Card. If you have questions, please call the Fund’s proxy solicitor toll free at 800-708-7953. It is important that you vote. The Board unanimously recommends that you vote FOR each Proposal.

By order of the Board of Trustees

Ryan C. Larrenaga

Secretary

Columbia Funds Series Trust II

225 Franklin Street, Boston, Massachusetts 02110

Columbia AMT-Free Tax-Exempt Bond Fund (the “Fund”)

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on April 15, 2016

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Series Trust II (the “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of the Fund, a series of the Trust, as well as certain other Columbia Funds soliciting proxies for other matters, that will be held at 225 Franklin Street, Boston, MA 02110 (32nd Floor, Room 3200), at 10:00 a.m. (Eastern) on April 15, 2016. It is expected that this Proxy Statement will be mailed to shareholders on or about February 5, 2016.

The purpose of the Meeting is to ask Fund shareholders to:

Proposal 1	Approve a change to the Fund’s investment objective.
Proposal 2	Approve the conversion of the Fund’s investment objective from fundamental to non-fundamental.
Proposal 3	Approve a change to the Fund’s fundamental 80% policy.

Additional information about the Fund is available in its prospectus, statement of additional information and annual and semiannual reports to shareholders. The Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

GENERAL OVERVIEW

Proposal 1: Approve a Change to the Fund’s Investment Objective

The shareholders of the Fund are being asked to change the Fund’s investment objective. Currently, the Fund’s investment objective is to seek to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder’s investments. The proposed investment objective is to seek total return, with a focus on income exempt from federal income tax and capital appreciation. The revised objective is consistent with the Board-approved changes to the Fund’s principal investment strategies, as discussed below.

Proposal 2: Approve the Conversion of the Fund’s Investment Objective from “Fundamental” to “Non-Fundamental”

The Fund’s investment objective is “fundamental”, which means it cannot be changed without approval of shareholders. The shareholders of the Fund are being asked to convert the investment objective to “non-fundamental”, which will give the Board additional flexibility to make changes to the Fund’s investment objective that the Board deems appropriate in the future to address changing market conditions or other developments, while saving the Fund’s shareholders the cost and delay of a proxy solicitation.

Proposal 3: Approve a Change to the Fund’s Fundamental 80% Policy

The shareholders of the Fund are being asked to approve a change to the Fund’s fundamental 80% policy, which is part of the Fund’s principal investment strategies. Currently, the Fund’s principal investment strategies provide that, under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. As a result of this 80% policy and the use of the Fund’s current name (as further discussed below), bonds or other debt securities, the interest from which is subject to the federal alternative minimum tax (“AMT”), are not counted towards the 80% policy. Therefore, at least 80% of the Fund’s net assets must be invested in securities that do not generate interest subject to the federal AMT. The Fund’s principal investment strategies and disclosure in the Fund’s statement of additional information also provide that the Fund does not intend to invest in debt obligations the interest from which is subject to the federal AMT.

To provide greater investment flexibility, the Board has approved changing the Fund’s name to “Columbia Strategic Municipal Income Fund” and the Fund’s principal investment strategies so that the Fund will have the flexibility to invest in securities generating interest subject to AMT without limitation. The change to the Fund’s principal investment strategies requires changing the Fund’s fundamental 80% policy to permit the Fund to count securities generating interest subject to AMT towards the 80% requirement. Because the Fund’s 80% policy is fundamental, the Board is asking shareholders to approve changing the Fund’s 80% policy to allow the Fund to count securities generating interest subject to AMT towards the 80% policy.

Effectiveness of the Proposals

Proposal 1 and 3 are contingent on the outcome of each other but not on Proposal 2. Proposal 2 is not contingent on the other Proposals. Accordingly, if shareholders approve Proposal 2 but not Proposal 1 or Proposal 3, the Fund’s investment objective would be non-fundamental and the Board would be able to modify the Fund’s investment objective without shareholder approval in the future. Conversely, if the Fund approves Proposals 1 and 3, but not Proposal 2, the changes relating to Proposals 1 and 3 would nonetheless be implemented.

If approved, it is expected that the changes would be implemented as soon as practicable after the Meeting.

Reasons for the Proposed Reorganizations and Board Deliberations

The Board considered the Proposals in connection with other changes to the Fund. Together, the changes are designed to allow the Fund to invest in tax-exempt and taxable municipal bonds across varying maturity ranges and credit ratings. Specifically, the Fund would be able to invest:

•	in securities generating interest subject to the federal AMT without limitation;

•	in below investment grade (junk) bonds without limitation (currently, the Fund is limited to investing no more than 25% of its net assets in such bonds); and

•	up to 20% of the Fund’s net assets in taxable securities and instruments (generating interest that is subject to the regular income tax).

These changes are intended to provide Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), the Fund’s investment manager, with greater flexibility to invest the Fund’s assets in a broader universe of fixed income securities. These changes enhance the Fund’s investment flexibility to adjust to changing economic environments in an effort to more effectively manage risk and enhance performance. By the same token, the changes, collectively, are likely to result in the Fund being subject to increased risks associated with investment in below investment grade securities (commonly called “high yield” or “junk” bonds) and investments in municipal obligations generating interest subject to AMT which can subject certain shareholders to increased tax cost. See the section in the Fund’s prospectus captioned “Principal Risks” for a description of these risks.

Columbia Threadneedle believes that, for the reasons discussed in this Proxy Statement, the proposed changes will be beneficial for the Fund. However, you should be aware that the proposed changes may make a portion of the Fund’s exempt-interest dividends taxable to those shareholders subject to the federal AMT, and may increase the taxable distributions of the Fund (distributions subject to the regular federal income tax).

The Board considered the Proposals and related changes at Board and committee meetings held in September, November and December 2015. The Board considered a number of factors when assessing and approving the changes, including, among others, in no order of priority: (i) the potential tax impact of the changes to Fund shareholders, recognizing that each shareholder’s tax situation is different; (ii) information on historic yields of AMT-generating bonds relative to non-AMT-generating bonds; (iii) the likely purpose of the Fund’s investment in taxable securities and instruments; (iv) the investment policies allowing other municipal bond Columbia Funds to invest in AMT-generating securities; (v) information on investments in AMT-generating securities and taxable securities by other mutual funds managed in a manner similar to how the Fund would be managed, assuming implementation of the proposed changes; (vi) the potential benefit of providing greater investment flexibility to the Fund’s portfolio managers to respond to changing market conditions and environments; (vii) the investment risks of increased exposure to below investment grade (junk) bonds; and (viii) the plan to communicate the changes to shareholders and the ability of shareholders to exchange from the Fund to more typical municipal and tax-exempt bond funds managed by Columbia Threadneedle. In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board made its deliberation with the advice and assistance of Fund counsel and independent legal counsel to the Board.

You should consult with your own tax advisor about potential tax consequences to you of these changes.

PROPOSAL 1 — APPROVE A CHANGE TO THE FUND’S INVESTMENT OBJECTIVE

The Board has approved, on behalf of the Fund, and recommends that shareholders of the Fund approve, a new investment objective (the “Proposed Investment Objective”). The current investment objective and Proposed Investment Objective are shown in the table below:

Current Investment Objective	Proposed Investment Objective
Seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder’s investments.	Seeks total return, with a focus on income exempt from federal income tax and capital appreciation.

The Proposed Investment Objective is more consistent with the new, less constrained investment strategy that the Board has approved for the Fund. It also reflects a strategy of seeking total return (which includes income and capital appreciation) rather than focusing solely on income. A total return orientation more accurately reflects the new investment strategy and may help the Fund diversify risk by maintaining a balance between income opportunity and growth potential investments.

In addition, as discussed above, the Board has approved the removal of the Fund’s current policy to limit investment in below investment grade (junk) bonds to 25% of its net assets, contingent upon shareholder approval of the change to the Fund’s investment objective (Proposal 1) and the Fund’s 80% policy (Proposal 3). Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Proposed Investment Objective is more consistent with the Fund’s ability to invest without limit in below investment grade (junk) bonds.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSED CHANGE TO THE FUND’S INVESTMENT OBJECTIVE.

PROPOSAL 2 — APPROVE THE CONVERSION OF THE FUND’S INVESTMENT OBJECTIVE FROM “FUNDAMENTAL” TO “NON-FUNDAMENTAL”

The Board has approved, on behalf of the Fund, and recommends that shareholders of the Fund approve, the conversion of the Fund’s investment objective from a “fundamental” investment objective to a “non-fundamental” investment objective. (“Fundamental” investment objectives and policies require shareholder approval to change.) Changing the investment objective from “fundamental” to “non-fundamental” will give the Board additional flexibility to make any changes to the Fund’s investment objective that it deems appropriate in the future to address changing market conditions or other developments, while saving the Fund’s shareholders the cost and delay of a proxy solicitation.

This Proposal 2 relates only to the Fund’s investment objective. The Fund’s 80% policy (described below) would remain fundamental and require shareholder approval to change.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE CONVERSION OF THE FUND’S INVESTMENT OBJECTIVE FROM
“FUNDAMENTAL” TO “NON-FUNDAMENTAL.”

PROPOSAL 3 — APPROVE A CHANGE TO THE FUND’S FUNDAMENTAL 80% POLICY

The Board has approved, on behalf of the Fund, and recommends that shareholders of the Fund approve, a proposal to change the Fund’s fundamental 80% policy to allow the Fund to count securities generating interest subject to AMT towards the Fund’s fundamental 80% policy.

The SEC requires registered investment companies with “municipal” or “tax-exempt” in their names to adopt fundamental policies limiting the types of investments they make for their shareholders. Pursuant to this requirement, the Fund has adopted the following fundamental policy:

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax.

Funds with “tax-exempt” in their names, such as the Fund, are not allowed to count securities generating interest subject to AMT towards compliance with the 80% policies, which limits the ability of such funds to invest in securities generating interest subject to AMT to 20% of their net assets. However, funds with “municipal” in their names are allowed to count securities generating interest subject to AMT towards their 80% policies.

The Board has approved changing the Fund’s name to “Columbia Strategic Municipal Income Fund.” With this name, the Fund would be allowed to count securities generating interest subject to federal AMT towards the 80% policy. However, because adherence to the current policy is presently tested without including securities generating interest subject to AMT and the policy is fundamental, the Fund is seeking shareholder approval to modify the 80% policy. The language of the 80% policy in the Fund’s principal investment strategies would remain the same; however, if shareholders approve the change, securities generating interest subject to AMT would begin to count towards compliance with the 80% policy.

In addition to this modification, the Board has approved a change to the Fund’s principal investment strategies to remove the language stating that the Fund does not intend to invest in debt obligations the interest from which is subject to AMT. A similar statement of intent is also included as a footnote to the 80% policy included in the Fund’s statement of additional information. Approval of the change to the 80% policy will constitute approval of the removal of this footnote.

The table below summarizes the proposed change:

	Current Investment Policy	Proposed Investment Policy
Language of Policy

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax.(a)

(a)  The Fund does not intend to purchase bonds or other debt securities, the interest from which is subject to the alternative minimum tax.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax.

Inclusion of AMT-Generating Securities	AMT-generating securities do not count towards the 80% policy.	AMT-generating securities will count towards the 80% policy.

As a result of these changes, the Fund would be able to invest in securities generating interest to AMT (such as private activity bonds) without limitation, whereas the Fund does not currently invest any assets in securities generating interest subject to AMT. AMT is a federal tax applicable to taxpayers whose regular income tax is significantly lowered by tax-advantaged income and/or deductions. Exempt-interest dividends paid by mutual funds may include both income exempt from the AMT and income potentially subject to the AMT, and consequently, these changes may make a portion of the Fund’s otherwise exempt-interest dividends taxable to those shareholders subject to the federal AMT. In addition, the Fund will have the flexibility to invest up to 20% of its net assets in taxable securities and instruments (generating interest that is subject to the regular income tax). Columbia Threadneedle believes that the investment flexibility provided from these changes outweighs the associated potential tax implications for certain shareholders. Each shareholder’s tax situation is different. You should consult with your own tax advisor about potential tax consequences to you of these changes.

Assuming approval, the Fund’s revised fundamental 80% policy would remain fundamental and, therefore, any changes to the Fund’s fundamental 80% policy would continue to require shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE PROPOSED CHANGE TO THE FUND’S

FUNDAMENTAL 80% POLICY.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast, as applicable, (i) FOR the approval of the proposed change to the investment objective (Proposal 1); (ii) FOR the approval of the conversion of the investment objective from fundamental to non-fundamental (Proposal 2); and (iii) FOR the approval of the proposed change to the fundamental 80% policy (Proposal 3). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to one or more Proposals in the event that a quorum is not obtained and/or sufficient votes in favor of any Proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Fund’s proxy solicitor at Computershare Fund Services, c/o Operations Department, 280 Oser Avenue, Hauppauge, NY 11788, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and submitting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call 800-708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Ten percent (10%) of the shares of a Fund entitled to vote, present in person or by proxy, constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. A quorum is required to take action on each Proposal.

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned and/or postponed with respect to one or more Proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on January 22, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of the Fund held on the Record Date is listed in Appendix A. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote and Recommendation

The Board recommends shareholders approve each Proposal. Approval of each of the Proposals requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on each of the Proposals.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast; however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. Abstentions and broker non-votes will have the same effect as a vote against the Proposals.

Concurrent Meetings

The Meeting for the Fund will be held concurrently with the meeting for certain other Columbia Funds with respect to other matters, with each matter being voted on separately by the shareholders of the relevant Columbia Fund. If any shareholder objects to the holding of concurrent meetings, the shareholder may move for an adjournment of the Fund’s meeting to a time after the Meeting so that a meeting for the Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

OTHER INFORMATION

Current Service Providers

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of the Fund. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Fund. The Fund paid no commissions to any affiliated brokers during the Fund’s most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Threadneedle does not know of any matters to be presented at the Meeting other than the Proposals described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

The Trust does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Trust’s proxy statement for such a meeting, a shareholder proposal must be received in a reasonable time before the Trust prints and mails its proxy statement.

Principal Shareholders

Appendix A to this Proxy Statement lists the persons that own of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of any class of the Fund or 25% or more of the Fund’s outstanding shares, as of January 22, 2016. A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund’s voting securities is presumed to be a “control person” (as defined in the Investment Company Act of 1940, as amended) of the Fund. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares as of January 22, 2016.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Threadneedle or an affiliated company and not by the Fund. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trust, Columbia Threadneedle and Columbia Management Investment Distributors, Inc. The Fund has engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $40,000, all of which will be paid by Columbia Threadneedle or an affiliated company on behalf of the Fund. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card, as applicable, for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement or ask questions about this Proxy Statement by writing or calling to Computershare Fund Services, at c/o Operation Department, 280 Oser Avenue, Hauppauge, NY 11788, or toll free at 800-708-7953.

Shareholder Reports

The Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual report and its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga

Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A

Fund Shares Outstanding, Principal Holders and Control Persons

As of the Record Date, the Fund had outstanding the following number of shares of the classes indicated below. All shares of the Fund vote together as a single class on each of the Proposals.

Class A	Class B	Class C	Class R4	Class R5	Class Z	Total
147,283,054	89,921	4,770,272	459,332	933,079	11,116,010	164,651,668

Number of Votes to Which Each Class Is Entitled

As of the Record Date, each class of the Fund is entitled to the following number of votes:

Class A	Class B	Class C	Class R4	Class R5	Class Z	Total
602,387,692	367,776	19,510,411	1,874,076	3,806,963	45,353,319	673,300,239

Fund Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) and each investor who owned 25% or more of the Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of the Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AMERICAN ENTERPRISE INV SVCS ATTN: MFIS 2003 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474	Class B	5.13%	N/A
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	17.24%	N/A
	Class B	17.38%	N/A
	Class C	30.70%	N/A
	Class Z	7.55%	N/A
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	19.20%	N/A
	Class C	6.00%	N/A
MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	25.63%	N/A

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Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	5.89%	N/A
	Class Z	17.46%	N/A
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	43.89%	N/A
	Class R5	74.07%	N/A
	Class Z	6.96%	N/A
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	55.55%	N/A
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	20.75%	N/A
UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class B	6.26%	N/A
	Class C	7.94%	N/A
	Class Z	29.02%	N/A

PXY000_00_001_(01/16)

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street 32nd Floor, Room 3200 Boston, Massachusetts 02110 on April 15, 2016 at 10:00 a.m. (Eastern)

Please detach at perforation before mailing.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2016	PROXY

The undersigned shareholder of the Fund named above hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the special meeting of shareholders (for the Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, (32nd Floor, Room 3200) on April 15, 2016, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Christopher O. Petersen, Michael G. Clarke, Paul B. Goucher, Keith E. Stone, Julian Quero, Ryan C. Larrenaga, and Joseph D’Alessandro (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	COL_27406_012816

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 15, 2016.

This Proxy Statement and the Notice of Special Meeting are available at:

https://www.proxy-direct.com/col-27406

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	■

		FOR	AGAINST	ABSTAIN
1.	Approve a change to the Fund’s investment objective.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approve conversion of the Fund’s investment objective from fundamental to non-fundamental.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approve a change to the Fund’s fundamental 80% policy.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

COL_27406_012816